PFF BANCORP, INC.

MARCH 31, 2005 INVESTOR UPDATE SLIDES AVAILABLE

POMONA, Calif., May 16, 2005 /PR Newswire-First Call / PFF Bancorp, Inc. (NYSE:PFB), the holding company for PFF Bank & Trust, Diversified Builder Services, Inc. and Glencrest Investment Advisors, Inc., has posted its March 31, 2005 Investor Update Slides to the Investor Relations portion of the PFF Bank & Trust web site at www.pffbank.com.

SOURCE: PFF Bancorp, Inc.

CONTACT:

Gregory C. Talbott

PFF Bancorp, Inc.

350 So. Garey Avenue

Pomona, CA 91766

(909) 623-2323.